Exhibit 99.2

4Q21 Investor Presentation January 18, 2022

Disclosures CAUTIONARY STATEMENT This communication contains “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . In general, forward - looking statements usually may be identified through use of words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, and include statements related to the expected returns and other benefits of the merger with Reliant Bancorp, Inc . (“Reliant”) to shareholders, expected improvement in operating efficiency resulting from the merger, estimated expense reductions resulting from the transaction and the timing of achievement of such reductions, the impact on and timing of the recovery of the impact on tangible book value, and the effect of the merger on United’s capital ratios . Forward - looking statements are not historical facts and represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance . Actual results may prove to be materially different from the results expressed or implied by the forward - looking statements . Forward - looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements . Factors that could cause or contribute to such differences include, but are not limited to (1) the risk that the cost savings from the merger may not be realized or take longer than anticipated to be realized, (2) disruption from the merger with customer, supplier, employee or other business partner relationships, (3) the possibility that the costs, fees, expenses and charges related to the merger may be greater than anticipated, (4) reputational risk and the reaction of the companies’ customers, suppliers, employees or other business partners to the merger, (5) the risks relating to the integration of Reliant’s operations into the operations of United, including the risk that such integration will be materially delayed or will be more costly or difficult than expected, (6) the risk of potential litigation or regulatory action related to mergers, (7) the risks associated with United’s pursuit of future acquisitions, (8) the risk of expansion into new geographic or product markets, (9) the dilution caused by United’s issuance of additional shares of its common stock in mergers, and (10) general competitive, economic, political and market conditions . Further information regarding additional factors which could affect the forward - looking statements can be found in the cautionary language included under the headings “Cautionary Note Regarding Forward - Looking Statements” and “Risk Factors” in United’s Annual Report on Form 10 - K for the year ended December 31 , 2020 , and other documents subsequently filed by United with the SEC . Many of these factors are beyond United Community Banks, Inc . ’s (“United”) and Reliant’s ability to control or predict . If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward - looking statements . Accordingly, shareholders and investors should not place undue reliance on any such forward - looking statements . Any forward - looking statement speaks only as of the date of this communication, and United undertakes no obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law . New risks and uncertainties may emerge from time to time, and it is not possible for United to predict their occurrence or how they will affect United or Reliant . United qualifies all forward - looking statements by these cautionary statements . 2

Disclosures NON - GAAP MEASURES This Investor Presentation includes financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”) . This financial information includes certain operating performance measures, which exclude merger - related and other charges that are not considered part of recurring operations . Such measures include : “Earnings per share – operating,” “Diluted earnings per share – operating,” “Tangible book value per share,” “Return on common equity – operating,” “Return on tangible common equity – operating,” “Return on assets – operating,” “Return on assets – pre - tax pre - provision, excluding merger - related and other charges,” “Efficiency ratio – operating,” “Expenses – operating,” and “Tangible common equity to tangible assets . ” Management has included these non - GAAP measures because it believes these measures may provide useful supplemental information for evaluating United’s underlying performance trends . Further, management uses these measures in managing and evaluating United’s business and intends to refer to them in discussions about our operations and performance . Operating performance measures should be viewed in addition to, and not as an alternative to or substitute for, measures determined in accordance with GAAP, and are not necessarily comparable to non - GAAP measures that may be presented by other companies . To the extent applicable, reconciliations of these non - GAAP measures to the most directly comparable GAAP measures can be found in the ‘Non - GAAP Reconciliation Tables’ included in the exhibits to this Presentation . 3

United Community Banks, Inc.

Committed to Service Since 1950


Banking Offices
Regional Full Service Branch Network
National Navitas and SBA Markets

Premier Southeast Regional Bank

- ✓ Metro-focused branch network with locations in the fastest growing MSAs in the Southeast
- ✓ 187 branches, 9 LPOs, and 6 mortgage loan offices across six Southeast states
- ✓ Top 10 market share in GA, SC and TN
- ✓ Proven ability to integrate – 12 transactions completed over the past 10 years
- ✓ Closed the Reliant acquisition January 1, 2022 adding $3 billion in total assets with locations primarily in the Nashville area, as well as Clarksville and Chattanooga

Extended Navitas and SBA Markets

- ✓ Offered nationwide
- ✓ SBA business has both in-footprint and national business (4 specific verticals)
- ✓ Navitas subsidiary is a technology enabled small-ticket, essential-use commercial equipment finance provider

Note: See glossary located at the end of this presentation for reference on certain acronyms

Company Overview

$20.9
BILLION IN TOTAL ASSETS

$4.7
BILLION IN AUA

13.1%
TIER 1 RBC

$0.20
QUARTERLY DIVIDEND – UP 11% YOY

196
BANKING OFFICES ACROSS THE SOUTHEAST

#1 IN CUSTOMER SATISFACTION
in 2021 with Retail Banking in the Southeast – J.D. Power

$11.8
BILLION IN TOTAL LOANS

$18.2
BILLION IN TOTAL DEPOSITS

100 BEST BANKS IN AMERICA
in 2021 for the eighth consecutive year - Forbes

#2 Highest Net Promoter Score
among all banks nationwide – J.D. Power

2020 TOP WORKPLACES
in S.C. & Atlanta – Greenville Business Magazine & Atlanta Journal Constitution

BEST BANKS TO WORK FOR
in 2021 for the fifth consecutive year – American Banker

4

$21.90 $23.25 $23.63 $17.56 $18.68 $18.42 4Q20 3Q21 4Q21 Book Value Per Share GAAP Tangible $0.55 Diluted earnings per share - GAAP $0.64 Diluted earnings per share - operating 0.96% Return on average assets - GAAP 1.10% Return on average assets - operating 1.40% PTPP return on average assets - operating 0.06% Cost of deposits 38% DDA / Total Deposits 9.3% Return on common equity - GAAP 13.9% Return on tangible common equity - operating 64% Loan to Deposit ratio Other 4Q notable items: $3.9 mm of PPP fee income ($0.03 EPS) $3.3 mm initial provision to establish reserve for Aquesta loans ($0.03 EPS) 4Q21 Highlights (1) See non - GAAP reconciliation table slides in the Appendix for a reconciliation of operating performance measures to GAAP performance $0.66 $0.82 $0.55 $0.68 $0.83 $0.64 4Q20 3Q21 4Q21 Diluted Earnings Per Share GAAP Operating (1) 1.30% 1.48% 0.96% 1.34% 1.50% 1.10% 4Q20 3Q21 4Q21 Return on Average Assets GAAP Operating 1.77% 1.70% 1.21% 1.82% 1.73% 1.40% 4Q20 3Q21 4Q21 PTPP Return on Average Assets PTPP Operating PTPP (1) (1) (1) 5 (1) (1) (1) 6.9% Annualized 4Q EOP core loan growth (excluding PPP & Aquesta loans) 17.0% Annualized 4Q EOP total deposit growth (excluding Aquesta ) (1)

$652 $342 $0 $100 $200 $300 $400 $500 $600 $700 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Total Shareholder Return $ UCBI Outperformance 0.91% 0.98% 1.06% 1.09% 1.40% 1.51% 1.07% 1.42% 2014 2015 2016 2017 2018 2019 2020 2021 ROA - Operating UCBI KRX Long - Term Financial Performance & Shareholder Return 6 (1) See non - GAAP reconciliation table slides in the Appendix for a reconciliation of operating performance measures to GAAP performa nce (1) 9.32% 10.24% 11.86% 12.02% 15.69% 15.81% 12.24% 17.33% 2014 2015 2016 2017 2018 2019 2020 2021 ROTCE - Operating UCBI KRX (1) Performance for the period ended January 14, 2022 United Community Banks, Inc. KBW Nasdaq Regional Bank Index (KRX) 1 - YEAR 25% 32% 3 - YEAR 78% 60% 5 - YEAR 53% 45% 10 - YEAR 542% 239%

67.9 72.5 11.9% 12.1% 4.9% 3.2% '27 Proj. '22 - '27 Proj. Median Fastest Growing Pop. Growth '22 Household Southeast MSAs (1) % Population Income 1. Nashville, TN 6.10 2,015,914 $89,164 2. Orlando, FL 5.64 2,694,186 $78,749 3. Atlanta, GA 5.38 6,206,533 $88,792 4. Raleigh, NC 5.14 1,426,329 $99,125 5. Jacksonville, FL 4.82 1,613,916 $82,819 6. Tampa, FL 4.79 3,277,020 $73,066 7. Charlotte, NC 4.47 2,697,040 $82,505 8. Richmond, VA 4.46 1,328,751 $83,105 9. Birmingham, AL 4.25 1,120,659 $72,525 10. Washington, D.C. 4.05 6,441,102 $125,882 (1) Includes MSAs with a population of greater than 1,000,000 (2) Data by MSA shown on a weighted average basis by deposits United Operates in the Top Growth Markets United MSA Presence United Now Operates in the Top Growth Markets UCBI Focused on High - Growth MSAs in Southeast 7 Added through acquisitions in 2020 - 2022 Projected Population Growth (2) 2022 – 2027 (%) Projected Household Income Growth (2) 2022 – 2027 (%) Median Household Income (2) ($ in thousands) National Avg. National Avg. National Avg.

44% 9% 22% 1% 14% 6% 3% 1% Residential Mortgage Diversified Loan Portfolio 4 Q21 Total Loans $11.8 billion Note: C&I includes commercial and industrial loans, owner - occupied CRE loans and Navitas (equipment finance) loans Quarter Highlights x Loans, excluding PPP and Aquesta , increased $190 million, or 6.9% annualized x Sold $19.9 million of Navitas loans x Sold $33.8 million of SBA loans Granular Loan Portfolio x Construction & CRE ratio as a percentage of total RBC = 69%/197% x Top 25 relationships total $617 million, or 5.2% of total loans x SNCs outstanding of $230 million, or 2.0% of total loans x Navitas 9% of total loans x Project lending limit of $25 million x Relationship lending limit of $40 million 8 C&I Commercial Construction CRE Other Consumer PPP Home Equity Residential Construction

38% 23% 24% 7% 8% DDA MMDA Savings Time NOW Valuable Deposit Mix 9 Note: Core transaction accounts include demand deposits, interest - bearing demand, money market and savings accounts, excluding p ublic funds deposits x Total deposits were up $1.4 billion from 3Q21 and up $3.0 billion YOY • Excluding Aquesta , 4Q21 total deposits grew $718 million, or 17.0% annualized • Excluding Aquesta , total deposits were up $2.4 billion, or 15.4% YOY x Core transaction deposits were up $948 million from 3Q21 and up $2.8 billion YOY • Excluding Aquesta , 4Q21 core transactions deposits grew $333 million, or 10.0% annualized • Excluding Aquesta , core transaction deposits were up $2.2 billion, or 19.2% YOY x Cost of deposits was down 1 bp to 0.06% in 4Q21, driven by continued noninterest bearing deposit growth, CD maturities and deposit rate cuts 4Q21 Total Deposits 18.2 billion Cost of Deposits Trend 0.61% 0.56% 0.38% 0.25% 0.17% 0.14% 0.09% 0.07% 0.06% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21

$10.8 $15.2 $10.8 $16.0 $10.9 $16.3 $11.0 $16.9 $11.8 $18.2 $0.6 $0.9 $0.5 $0.2 $0.1 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 $20.0 Loans Deposits Loans Deposits Loans Deposits Loans Deposits Loans Deposits 4Q20 1Q21 2Q21 3Q21 4Q21 Loans excluding PPP PPP Loans 75% 73% 70% 66% 64% 47% 57% 67% 77% 87% 97% Liquidity Build Presents Opportunity Loans and Deposits 10 $ in billions Note: Loan growth excludes PPP loans and adjusts for the Aquesta acquisition that closed October 1, 2021. Deposit growth also adjusts for the Aquesta acquisition. Loans / Deposits % 4Q20 1Q21 2Q21 3Q21 4Q21 Annualized Loan Growth % 8% 3% 5% 4% 7% Loan Yield % 4.83% 4.44% 4.40% 4.54% 4.18% Annualized Deposit Growth % 17% 20% 8% 13% 17% Deposit Cost % 0.17% 0.14% 0.09% 0.07% 0.06%

Capital Ratios 11 x Quarterly dividend of $0.20 per share, an increase of 11% YOY x There were no share repurchases during 4Q21 x Put capital to work by including $40.5 million of cash (30% of total consideration) in the Aquesta acquisition that closed October 1, 2021 x Regulatory capital ratios expected to remain at peer levels or better pro forma for completion of the Reliant transaction *4Q21 regulatory capital ratios are preliminary Common Equity Tier 1 Capital 12.3% 12.3% 12.6% 12.6% 12.0% + 0.6% 12.4 % Tier 1 Risk-Based Capital 13.1 13.1 13.3 13.4 12.3 + 1.1 13.1 Total Risk-Based Capital 15.2 14.9 15.1 14.9 14.5 + 0.4 14.6 Leverage 9.3 9.4 9.3 9.2 9.0 + 0.2 8.8 Tangible Common Equity to Tangible Assets 8.8 8.6 8.7 8.5 8.6 - 0.1 8.1 Tangible Book Value per share $17.56 $17.83 $18.49 $18.68 $18.42 4Q21* vs. KRX Holding Company 4Q20 2Q21 3Q21 3Q21 KRX Peer Median UCBI 1Q21

$145.4 $141.0 $137.6 4Q20 3Q21 4Q21 Net Interest Revenue / Margin (1) $ in millions x Net Interest Income grew approximately 8% annualized in the 4Q21, excluding PPP fees and Aquesta x Net interest margin decreased 31 bps from 3Q21, primarily driven by less PPP fees and continued surplus liquidity; core net interest margin was down 5 bps in 4Q21 to 2.66% x Loan accretion totaled $3.7 million and contributed 7 bps to the margin, down 5 bps from 3Q21 x PPP fees contributed 8 bps in 4Q21 compared to 28 bps in 3Q21 x Variable rate loans currently priced at their floors increased $29.7 million from 3Q21 to $1.3 billion 3.55% 3.12% 2.81% 2.92% 2.71% 2.66% Net Interest Revenue ($ in millions) Net Interest Margin Core Net Interest Margin (1) Net interest margin is calculated on a fully - taxable equivalent basis (2) Core net interest margin excludes PPP fees and loan accretion (1) 12 4Q21 NIM Compression (2) 2.81% 3.12% ( 0.06% ) 0.01% ( 0.05% ) ( 0.21% ) 3Q NIM Surplus Liquidity Interest Rates / Mix / Other Loan Accretion PPP Fees 4Q NIM (%)

Noninterest Income $ in millions $8.5 $7.6 $8.4 $9.4 $8.6 $9.2 $10.0 $8.4 $9.0 $7.8 $3.2 $3.5 $3.8 $5.5 $6.1 $19.0 $22.6 $11.1 $13.8 $10.9 $1.5 $1.0 $4.1 $2.4 $3.8 4Q20 1Q21 2Q21 3Q21 4Q21 Service Charges Other Brokerage / Wealth Mgmt Mortgage Loan sale gains $44.7 Linked Quarter x Fees down $2.9 million • Mortgage fees down $2.9 million from 3Q21 primarily due to seasonal declines in volume; partially offset by a $0.8 million MSR write - up • Rate locks were down with $695 million compared to $731 million in 3Q21 • Mortgage closings of $522 million compared to $568 million in 3Q21 • 4Q21 mortgage production purchase/refi mix was 65%/35% • Gain on sale of SBA loans was $3.0 million on $33.8 million of loan sales • Gain on sale of equipment finance loans was $753 thousand on $19.9 million of loan sales Year - over - Year x Fees down $4.2 million • Mortgage rate locks down 12% compared to last year ($695 million in 4Q21 compared to $792 million in 4Q20) 13 $41.4 $37.2 $35.8 $40.1

$106.5 $95.2 $95.5 $96.7 $109.2 $104.0 $93.7 $94.5 $95.3 $99.2 4Q20 1Q21 2Q21 3Q21 4Q21 56.7% 53.6% 54.5% 53.1% 62.1% 55.4% 52.7% 53.9% 52.3% 56.5% Efficiency Ratio Expenses Disciplined Expense Management $ in millions Linked Quarter x Annualized GAAP and operating expenses increased 12.8% and 4.1%, respectively • Primary reason for 4Q increase is due to Aquesta Year - over - Year x GAAP expenses increased 2.5% while operating expenses decreased 4.6% • The majority of the increase is driven by the FinTrust and Aquesta acquisitions, which closed on July 6, 2021 and October 1, 2021, respectively • The decrease in operating expenses was due to an $8.5 million contribution to our foundation in 4Q20 (1) See non - GAAP reconciliation table slides at the end of the exhibits for a reconciliation of operating performance measures t o GAAP performance measures 14 GAAP Operating (1) GAAP Operating (1)

x As of December 31, approximately 95% of our PPP loans, representing $1.9 billion in loans, have been forgiven by the SBA x We have $88 million in PPP loans remaining, of which Aquesta contributed $35 million x Total PPP loans forgiven in 4Q21 of $122 million; Aquesta contributed $25 million to total forgiveness during the quarter x In 4Q21, we recognized $3.9 million in PPP fees x We have $1.8 million of PPP fees remaining to recognize x Average loan amount fully forgiven of $106 thousand 15 PPP Update $88 $1,802 $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 PPP Totals ($ in millions) Not Forgiven Forgiven

Credit Quality 16 x 4Q21 net charge - offs of $248 thousand, or 0.01% of average loans, annualized x The provision for credit losses was negative $647 thousand, as $3.3 million to establish the Aquesta initial loan loss reserve was offset by a $3.9 million reserve release x 2021 included $38 million of provision release compared to $80 million of provisioning in 2020 Net Charge - Offs as % of Average Loans Provision for Credit Losses & NCOs ($ in millions) $33.5 $21.8 $2.9 - $12.3 - $13.6 - $11.0 - $0.6 $6.1 $2.5 $1.5 - $0.3 - $0.5 $0.6 $0.2 -$14.0 -$9.0 -$4.0 $1.0 $6.0 $11.0 $16.0 $21.0 $26.0 $31.0 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 Provision for Credit Losses $ Net Charge-Offs $ 0.25% 0.09% 0.05% - 0.01% - 0.02% 0.02% 0.01% -0.05% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21

x Special mention loans increase by 0.10% (from $278 million in 3Q21 to $304 million in 4Q21, an increase of $26 million) • Aquesta special mention loans of $33 million • Excluding Aquesta , special mention loans decreased $7 million x Substandard, but still accruing loans, declined 0.20% quarter over quarter as a % of total loans x Non - performing assets improved by $12.5 million during the quarter and stand at 0.28% of total loans Higher - Risk Loan Trends 17 Special Mention & Substandard Accruing Loans as a % of Total Loans Non - Performing Assets as a % of Total Loans 0.55% 0.48% 0.41% 0.41% 0.28% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 4Q20 1Q21 2Q21 3Q21 4Q21 2.6% 3.2% 3.2% 2.5% 2.6% 1.5% 1.5% 1.7% 1.6% 1.4% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4Q20 1Q21 2Q21 3Q21 4Q21 Special Mention (%) Substandard Accruing(%)

18 ACL Walk Forward ACL / Loans: 0.99% ACL / Loans excl. PPP: 1.00% 0.97% 0.97% Note: ACL includes the reserve for unfunded commitments $110,875 $113,524 $2,127 ( $550 ) ( $248 ) ( $9 ) ( $5,481 ) $3,544 $3,266 3Q21 ACL Loan Growth Reserve for Unfunded Commitments (net of Aquesta) NCOs Specific Reserve Model / Forecast Changes Aquesta Day 1 PCD Credit Allowance Aquesta Day 2 Non PCD Double Dip 4Q21 ACL ($000)

Enhancing Our Franchise Through Strategic M&A

Enhancing United's High-Growth Southeast Footprint

- ✓ 7/6/2021 – Closed the FinTrust Capital Partners, LLC acquisition
- ✓ 10/1/2021 – Closed the Aquesta Financial Holdings, Inc. acquisition
- ✓ 1/1/2022 – Closed the Reliant Bancorp, Inc. acquisition
- ✓ Expanding into the attractive Nashville, TN; Charlotte, NC; and Wilmington, NC markets, 3 of the top 20 fastest growing MSAs in the Southeast [(1)]

Pro Forma Balance Sheet [(2)]

As of 4Q21	United Community Bank	Reliant Bancorp, Inc.	Pro Forma
Total Assets	$20,947	$3,004	$23,951
Total Gross Loans	$11,760	$2,384	$14,144
Total Deposits	$18,241	$2,503	$20,744

Well-Capitalized at Close

4Q21 UCBI Capital		1Q22 Pro Forma Capital	
TCE / TCA	8.1%	TCE / TCA	8.4%
Leverage Ratio	8.8%	Leverage Ratio	8.9%
CET-1 Ratio	12.4%	CET-1 Ratio	11.9%
Tier 1 Ratio	13.1%	Tier 1 Ratio	12.5%
Total Capital Ratio	14.6%	Total Capital Ratio	14.5%

Reliant Highlights

- ✓ $3 billion community bank with top 10 market share in the Nashville MSA
- ✓ Recognized as a top performer in the top 10% of domestic community banks
- ✓ One of two Tennessee banks recognized by S&P Global Market Intelligence as a top performing community bank out of 4,287 banks with under $3 billion in assets
- ✓ Gaining talented Tennessee leadership team, led by DeVan Ard's nearly 40 years of banking experience and knowledge of the Nashville marketplace

Nashville Market Highlights

- ✓ Flourishing local economy continues to strengthen and forecasters are predicting substantial economic growth over the next five years
- ✓ Nashville ranked in the top 10 metros for job and population growth for the past eight years
- ✓ Downtown Nashville population increased 130% between 2010-2018
- ✓ Tennessee is home to 10 Fortune 500 companies
- ✓ In 2020, Nashville saw significant investments from industry leading companies such as Amazon, Facebook, General Motors, etc.
- ✓ Recent corporate relocations to the Nashville MSA include Nissan, Dell Computer, Mitsubishi Motors, and Ernst & Young

1. Includes MSAs with a population greater than 300,000
2. Does not include merger adjustments

Note: Dollar values in millions, except per share values
Source: S&P Global Market Intelligence, public filings

19

4 Q21 INVESTOR PRESENTATION Exhibits

Blended Cash and Securities Yield Cash and Securities 21 $ in billions $2.6 $2.5 $2.4 $3.1 $3.6 $4.3 $4.9 $5.3 $5.7 $0.4 $0.4 $1.2 $0.9 $1.5 $1.2 $1.3 $1.7 $2.2 1.80% 1.38% 0.69% 0.65% 0.86% 1.31% 1.58% 1.32% 1.53% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 Investments ($) Fed Funds & Interest Earning Cash ($) Avg. 10-Yr Treasury 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 Securities Yield % 2.77% 2.84% 2.68% 2.21% 1.83% 1.62% 1.58% 1.51% 1.46% Blended Yield % 2.56% 2.63% 2.14% 1.61% 1.36% 1.30% 1.31% 1.19% 1.10%

x Navitas 4Q21 NCOs = 0.29% x Economic recovery and government intervention driving historically low loss rates x Navitas ACL - Loans equated to 1.50% as of 4Q21 x There were no Navitas deferrals in 4Q21, down 0.02% from 3Q21 Navitas Performance 22 $ in millions $125 $126 $94 $134 $145 $148 $181 $186 $204 8.2% 8.9% 9.4% 22.6% 19.7% 22.9% 24.7% 19.7% 25.8% 9.30% 9.45% 9.39% 9.19% 9.12% 9.08% 9.08% 9.01% 8.89% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% $0 $50 $100 $150 $200 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 Originations $ Loan Growth % (ann.) Portfolio Yield %

Expanding Mortgage Throughout the Footprint x Gain on sale % has declined, but remains above pre - pandemic levels x Purchase / Refi mix has shifted from 54% / 46% in 4Q20 to 65% / 35% in 4Q21 x Technology investments have also paid off as we have been able to better market to our existing customers and also have enabled us to cut processing costs and process times 23 $ in millions $411 $801 $802 $910 $792 $993 $702 $731 $695 $225 $259 $395 $402 $410 $336 $407 $320 $285 3.3% 2.8% 4.3% 5.4% 5.1% 4.4% 3.9% 4.8% 3.7% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% $0 $200 $400 $600 $800 $1,000 $1,200 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 Mortgage locks $ Loans sold $ Gain on sale %

Selected Segments – Senior Care 24 x Senior Care lending team are dedicated specialists with significant experience in the space x Senior Care portfolio outstanding for UCBI totaled $520 million as of 4Q21, or 4% of total loans x As of December 31, $6.8 million of Senior Care loans were in nonaccrual x As of December 31, $169 million of Senior Care loans were special mention and $73 million were substandard accruing 1% 20% 25% 49% 6% $ in millions $10 $11 $7 $21 $46 $48 $64 $73 $73 $7 $13 $13 $34 $100 $172 $170 $170 $169 $456 $463 $486 $503 $511 $535 $537 $549 $520 $0 $100 $200 $300 $400 $500 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 Nonaccruals $ Substandard Accruing $ Special Mention $ Pass $

Non - GAAP Reconciliation Tables $ in thousands, except per share data 25 4Q20 1Q21 2Q21 3Q21 4Q21 Expenses Expenses - GAAP 106,490$ 95,194$ 95,540$ 96,749$ 109,156$ Merger-related and other charges (2,452) (1,543) (1,078) (1,437) (9,912) Expenses - Operating 104,038$ 93,651$ 94,462$ 95,312$ 99,244$ Diluted Earnings per share Diluted earnings per share - GAAP 0.66$ 0.82$ 0.78$ 0.82$ 0.55$ Merger-related and other charges 0.02 0.01 0.01 0.01 0.09 Diluted earnings per share - Operating 0.68 0.83 0.79 0.83 0.64 Book Value per share Book Value per share - GAAP 21.90$ 22.15$ 22.81$ 23.25$ 23.63$ Effect of goodwill and other intangibles (4.34) (4.32) (4.32) (4.57) (5.21) Tangible book value per share 17.56$ 17.83$ 18.49$ 18.68$ 18.42$ Return on Tangible Common Equity Return on common equity - GAAP 12.36% 15.37% 14.08% 14.26% 9.32 % Effect of merger-related and other charges 0.41 0.26 0.17 0.22 1.42 Return on common equity - Operating 12.77 15.63 14.25 14.48 10.74 Effect of goodwill and intangibles 3.46 4.05 3.56 3.75 3.19 Return on tangible common equity - Operating 16.23% 19.68% 17.81% 18.23% 13.93 % Return on Assets Return on assets - GAAP 1.30% 1.62% 1.46% 1.48% 0.96 % Merger-related and other charges 0.04 0.03 0.02 0.02 0.14 Return on assets - Operating 1.34% 1.65% 1.48% 1.50% 1.10%

Non - GAAP Reconciliation Tables $ in thousands, except per share data 26 4Q20 1Q21 2Q21 3Q21 4Q21 Return on Assets to return on assets- pre-tax pre-provision Return on assets - GAAP 1.30% 1.62% 1.46% 1.48% 0.96 % Income tax expense 0.40 0.46 0.47 0.45 0.26 Provision for credit losses 0.07 (0.28) (0.29) (0.23) (0.01) Return on assets - pre-tax, pre-provision 1.77 1.80 1.64 1.70 1.21 Merger-related and other charges 0.05 0.03 0.03 0.03 0.19 Return on assets - pre-tax, pre-provision, excluding merger-related and other charges 1.82% 1.83% 1.67% 1.73% 1.40 % Efficiency Ratio Efficiency Ratio - GAAP 56.73% 53.55% 54.53% 53.11% 62.12 % Merger-related and other charges (1.31) (0.87) (0.61) (0.78) (5.64) Efficiency Ratio - Operating 55.42% 52.68% 53.92% 52.33% 56.48 % Tangible common equity to tangible assets Equity to assets ratio - GAAP 11.29% 10.95% 11.04% 10.89% 10.61 % Effect of goodwill and other intangibles (1.94) (1.86) (1.82) (1.87) (2.06) Effect of preferred equity (0.54) (0.52) (0.51) (0.49) (0.46) Tangible common equity to tangible assets ratio 8.81% 8.57% 8.71% 8.53% 8.09 % Allowance for credit losses - total to loans Allowance for credit losses - total to loans (GAAP) 1.30% 1.16% 1.08% 0.99% 0.97 % Effect of PPP loans 0.08 0.10 0.04 0.01 0.00 Allowance for credit losses - total to loans, excluding PPP loans 1.38% 1.26% 1.12% 1.00% 0.97%

Glossary 27 ACL – Allowance for Credit Losses MLO – Mortgage Loan Officer ALLL – Allowance for Loan Losses MTM – Marked-to-market AUA – Assets Under Administration MSA – Metropolitan Statistical Area BPS – Basis Points MSR – Mortgage Servicing Rights Asset C&I – Commercial and Industrial NCO – Net Charge-Offs C&D – Construction and Development NIM – Net Interest Margin CECL – Current Expected Credit Losses NPA – Non-Performing Asset CET1 – Common Equity Tier 1 Capital NSF – Non-sufficient Funds CRE – Commercial Real Estate OO RE – Owner Occupied Commercial Real Estate CSP – Customer Service Profiles PCD – Loans Purchased with Credit Deterioration DDA – Demand Deposit Account PPP – Paycheck Protection Program EOP – End of Period PTPP – Pre-Tax, Pre-Provision Earnings EPS – Earnings Per Share RBC – Risk Based Capital FTE – Fully-taxable equivalent ROA – Return on Assets GAAP – Accounting Principles Generally Accepted in the USA SBA – United States Small Business Administration KRX – KBW Nasdaq Regional Banking Index TCE – Tangible Common Equity LPO – Loan Production Office USDA – United States Department of Agriculture YOY – Year over Year